UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2009

Kopin Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 John Hancock Road Taunton, MA 02780
(Address of Principal Executive Offices) (Zip Code)

(508) 824-6696
 Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On July 30, 2009, Kopin Corporation (the “Company”) purchased 19,572,468 shares of Kopin Taiwan Corporation, (“KTC”) common stock for approximately $5,975,000.  The Company has also agreed to purchase 128,226 shares of KTC from Microelectronics Technology Inc. (“MTI”) as described below.  As a result of these two transactions and the Company’s previous investments in KTC, the Company will own approximately 87% of the outstanding common stock of KTC. The remaining 13% will be held by other investors and employees of KTC.  In conjunction with this financing, KTC has agreed to repay the outstanding balance of the loans due to the Company from KTC in the aggregate amount of approximately $2,000,000.  As a result of the Company’s increased ownership position in KTC, on a going forward basis the Company plans to consolidate KTC’s financial statements with the Company’s own financial statements.

Item 2.02     Results of Operations and Financial Condition.

The Company issued a press release on August 4, 2009, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which the company announced financial results for the second quarter ended June 27, 2009.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.05     Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the acquisition of shares of KTC stock, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) waived the potential application of the Company’s Code of Business Conduct and Ethics to the Company’s purchase of the KTC shares of capital stock described in Item 1.01 above.  The Company’s Code of Business Conduct and Ethics generally prohibits conflicts of interests.  The Company notes that one of its directors, Dr. Chi Chia Hsieh, is also the Chairman of KTC and the Vice Chairman of MTI.  While the Company’s Code of Business Conduct and Ethics may consider Dr. Hsieh’s position in KTC and MTI to be a conflict of interest, the Audit Committee has determined that the transaction is advisable to the Company and has determined that a waiver of such requirements is appropriate in this instance.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

99.1  Press Release dated August 4, 2009, announcing Kopin Corporation’s financial results for the second quarter ended June 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kopin Corporation
(Registrant)

Dated:	August 4, 2009	By:	/s/ Richard A. Sneider
(Signature)
Name: Richard A. Sneider
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 4, 2009 entitled “Kopin Reports Second-Quarter 2009 Financial Results"